UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2022

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 Hillcrest Avenue
Dallas, Texas	75205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HTH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2022, Hilltop Holdings Inc. (the “Company”) and Martin B. Winges entered into the First Amendment to Employment Agreement (the “First Amendment”), which amends the Employment Agreement, dated November 20, 2018, between the Company and Mr. Winges (the “Employment Agreement”), as follows:

•	Extends the term of the Employment Agreement until February 20, 2025 (the Employment Agreement previously expired on February 20, 2022);

•

Removes provisions that are no longer applicable, such as the sign-on cash bonus, guaranteed cash bonus for 2020 calendar year, certain equity grants and the vesting provisions thereof, relocation expenses, and employment requirements for certain payments;

•	Updates certain provisions to be consistent with other employment agreements, such as the Non-Interference and Non-Disparagement provisions; and

•	Addition of other provisions, such as trade secrets and reports to government agencies.

As consideration for the extension of the term of the Employment Agreement, as well as other additional provisions, the Company will, as soon as administratively practical, grant Mr. Winges 8,892 restricted stock units. Such restricted stock units will subject to the time-based restricted stock unit award agreement for Section 16 officers, which cliff vest on February 20, 2025. Except as amended by the First Amendment, the terms of the Employment Agreement remain in effect.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, which is attached as Exhibit 10.7.2 to this Current Report on Form 8-K and incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01        Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed or furnished, depending on the relative item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K and Instruction B.2 to this form.

Exhibit Number	Description of Exhibit
10.7.2	First Amendment to Employment Agreement by and between Hilltop Holdings Inc. and Martin B. Winges, dated as of March 31, 2022, but effective as of February 19, 2022.

104	Cover Page Interactive File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date: April 5, 2022	By:	/s/ COREY G. PRESTIDGE
	Name:	Corey G. Prestidge
	Title:	Executive Vice President, General Counsel & Secretary

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